RMB International Fund
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 97.0%	Shares	Value
Australia - 3.4%
Rio Tinto Ltd.	96,328	$10,944,174

Belgium - 3.5%
Anheuser-Busch InBev SA/N.V.	159,981	11,068,514

Finland - 2.2%
Sampo OYJ - Class A	661,496	7,071,630

France - 13.1%
Accor SA	115,305	5,530,421
Air Liquide SA	40,600	8,392,000
Cie de Saint-Gobain SA	58,633	4,854,510
Elis SA	169,395	4,797,025
L'Oreal SA	13,988	5,711,195
LVMH Moet Hennessy Louis Vuitton SE	4,516	2,468,681
Schneider Electric SE	38,332	10,440,982
		42,194,814

Germany - 9.1%
BASF SE	66,652	4,105,144
Bayerische Motoren Werke AG	60,029	5,553,114
E.ON SE	322,809	7,070,025
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,257	3,320,029
Siemens Energy AG	22,236	3,834,607
Siemens Healthineers AG	127,274	5,430,306
		29,313,225

Hong Kong - 2.8%
AIA Group Ltd.	503,040	5,589,442
Hong Kong Exchanges & Clearing Ltd.	65,900	3,324,523
		8,913,965

Italy - 2.7%
UniCredit SpA	120,535	8,647,681

Japan - 22.3%
FANUC Corp.	94,400	3,290,496
ITOCHU Corp.	814,400	10,359,568
Kansai Electric Power Co., Inc. (The)	378,400	6,291,307
Kao Corp.	150,600	5,885,303
Mitsubishi Electric Corp.	223,700	7,316,577
Mitsubishi UFJ Financial Group, Inc.	582,500	9,864,017
Mitsui Fudosan Co. Ltd.	547,500	5,836,590
Murata Manufacturing Co. Ltd.	296,569	6,654,186
ORIX Corp.	199,648	5,923,828
Pan Pacific International Holdings Corp.	780,600	4,761,858
Shin-Etsu Chemical Co. Ltd.	134,600	5,480,752
		71,664,482

Netherlands - 5.9%
ASML Holding N.V.	7,033	9,352,224
ING Groep N.V.	368,996	9,577,957
		18,930,181

Singapore - 2.1%
DBS Group Holdings Ltd.	150,600	6,701,719

Sweden - 2.1%
Atlas Copco AB - Class A	382,926	6,757,429

Switzerland - 7.9%
Lonza Group AG	9,767	6,265,712
Novartis AG	58,511	8,981,113
Sandoz Group AG	65,151	5,104,639
STMicroelectronics N.V.	151,539	5,156,686
		25,508,150

United Kingdom - 19.9%
AstraZeneca PLC	65,644	12,835,947
BAE Systems PLC	428,716	12,569,234
Barclays PLC	1,699,455	8,894,015
British American Tobacco PLC	122,952	7,138,404
Compass Group PLC	300,955	8,396,871
Shell PLC	300,999	13,940,694
		63,775,165
TOTAL COMMON STOCKS (Cost $227,348,589)		311,491,129

EXCHANGE TRADED FUNDS - 0.9%	Shares	Value
iShares MSCI EAFE ETF	30,310	2,944,011
TOTAL EXCHANGE TRADED FUNDS (Cost $2,911,013)		2,944,011

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 1.8%	Shares	Value
First American Government Obligations Fund - Class X, 3.58% (a)	5,910,664	5,910,664
TOTAL MONEY MARKET FUNDS (Cost $5,910,664)		5,910,664

TOTAL INVESTMENTS - 99.7% (Cost $236,170,266)		320,345,804
Other Assets in Excess of Liabilities - 0.3%		886,717
TOTAL NET ASSETS - 100.0%		$321,232,521

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by Curi Capital, LLC.

Investment Valuation

Portfolio holdings and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. If market quotations for a portfolio holding are unavailable, or deemed by Curi Capital, LLC (“Curi” or the “Adviser”) to be unreliable, the portfolio holding shall be fair valued by the Adviser, as the “valuation designee” approved by the Board of Trustees of the Trust (the “Board”) pursuant to Rule 2a-5 under the 1940 Act, in accordance with valuation procedures approved by the Board.

Exchange-Listed Equities and Funds and Depositary Receipts

The market value of an equity security, exchange-traded fund (e.g., ETF or closed-end fund), or depositary receipt (e.g., ADR or GDR) traded on a national stock exchange (other than Nasdaq Global Markets, Nasdaq Select Market and the Nasdaq Capital Markets (together, “Nasdaq”)) is the last reported sale price on the exchange on which the security trades on the valuation date.  If there is no such last sale reported, the security is valued at the mean between the last bid and asked prices on the exchange.

The market value of a security traded on Nasdaq is the Nasdaq Official Closing Price (or “NOCP”) on the valuation date.  The NOCP is determined by Nasdaq to be the last reported sale price, unless the last sale price is above or below the last reported bid and asked prices.  If the last reported bid and asked prices are above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked prices are below the last sale price, the last reported asked price serves as the NOCP.  If no last sales price is reported, the security is valued at the mean between the closing bid and closing asked prices on the market on which the security trades.

Over-the-Counter Securities

Securities traded over-the-counter (“OTC”) are valued at the last reported sale in the OTC market on which the security trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc. or other recognized OTC market, on the valuation date.  If no last sale is reported, the security is valued at the mean between the closing bid and the closing asked prices on the market on which the security trades.

Foreign Securities

Foreign securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund’s NAV.  Any Fund assets or liabilities initially valued in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing foreign currency exchange market rates.  For portfolio holdings which trade in markets that close prior to the close of trading on the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m., Eastern time, a fair value price provided by an Adviser-approved pricing service (“Pricing Service”) is generally used in order to capture events occurring after the applicable foreign exchange closes that may affect the value of certain portfolio holdings traded on that foreign exchange.

Options

Options traded on an exchange are valued at the last reported sale price.  If no sales are reported on a particular business day, the average of the highest bid and lowest asked quotations across the exchanges on which the option is traded is used.

Open-end Registered Investment Companies (excluding ETFs and Closed-End Funds)

Shares of open-end registered investment companies (“funds”) are valued using their respective NAVs.  If a fund’s NAV is not available, the last reported NAV of the fund may be used for one day.

Fixed-Income Securities

Fixed-income securities, including bonds, notes, debentures, certificates of deposit, and commercial paper, generally are valued at the evaluated mean between the closing bid and closing asked prices provided by the Pricing Service. Pricing Services generally take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and may provide a price determined by a matrix pricing method or other analytical pricing models.

Fair Value Measurements

U.S. GAAP defines fair value as the price that would be received in the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants on the measurement date. Various inputs are used in determining the fair value of a Fund’s investments, other assets, and liabilities. These inputs are classified into one of three broad levels that comprise the fair value hierarchy. The lowest level for any significant input used in determining the fair value of an investment, other asset, or liability determines the classification of that asset or liability in the hierarchy. The three levels of the fair value hierarchy are as follows:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. “Observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect Curi’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. These inputs include, but are not limited to, the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following table provides the fair value measurements of applicable Fund assets by security class and fair value hierarchy level as of March 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	At March 31, 2026	Level 1	Level 2	Level 3	Total
	RMB International Fund
	Assets
	Common Stocks[1,2]	$-	$311,491,129	$-	$311,491,129
	Exchange Traded Funds	2,944,011	-	-	2,944,011
	Money Market Funds	5,910,664	-	-	5,910,664
	Total Investments	$8,854,675	$311,491,129	$-	$320,345,804

[1]	Refer to the Fund's Schedule of Investments for the breakdown of holdings by country.
[2]	Foreign securities valued using systemic fair valuation are categorized as Level 2. The table below provides a breakdown, by country, of the Fund’s Level 2 securities at March 31, 2026.

		RMB
		International
		Fund
	Australia	$10,944,174
	Belgium	11,068,514
	Finland	7,071,630
	France	42,194,814
	Germany	29,313,225
	Hong Kong	8,913,965
	Italy	8,647,681
	Japan	71,664,482
	Netherlands	18,930,181
	Singapore	6,701,719
	Sweden	6,757,429
	Switzerland	25,508,150
	United Kingdom	63,775,165
	Total	$311,491,129